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                                                                    EXHIBIT 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our report dated September 12, 1995 in the Registration Statement (Form N-1A Post-Effective Amendments No. 33 under the Securities Act of 1933 and No. 32 under the Investment Company Act of 1940) and related Statements of Additional Information of Security First Trust.


                                       /s/ ERNST & YOUNG LLP
                                       ------------------------------
                                           ERNST & YOUNG LLP


Los Angeles, California
November 21, 1995